VANGUARD
U.S. GROWTH
PORTFOLIO

Semiannual Report
February 28, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

     At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        3


                                   Report From
                                   The Adviser

                                        5


                                   Performance
                                     Summary

                                        6


                                    Financial
                                   Statements

                                        7


                                  Directors And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]

FELLOW SHAREHOLDER,


     The bull market in stocks continued in truly astonishing fashion during the six months ended February 28, 1997, the first half of Vanguard U.S. Growth Portfolio's fiscal year.

     The following table presents the six-month returns earned by the U.S. Growth Portfolio and those achieved by its two primary performance benchmarks: the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index. As you can see, the Portfolio's total return (capital change plus reinvested dividends) of +20.6% handily outpaced that of the average competing fund but did not quite match the torrid pace set by the S&P 500 Index.

     The Portfolio's return is based on an increase in net asset value from $22.62 per share on August 31, 1996, to $25.25 per share on February 28, 1997, with the latter figure adjusted for our annual dividend of $0.26 per share paid from net investment income and distributions totaling $1.62 paid from net realized capital gains.

--------------------------------------------------------
                                         TOTAL RETURN
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 1997
--------------------------------------------------------
Vanguard U.S. Growth Portfolio              +20.6%
--------------------------------------------------------
Average Growth Fund                         +15.3%
--------------------------------------------------------
S&P 500 Index                               +22.5%
--------------------------------------------------------


THE PERIOD IN REVIEW

The U.S. stock market provided gains in five of the six months ended February
28. After a setback in December, market averages rapidly regained the lost ground and were again setting record highs in January and February. Conditions were tailor-made for stocks, as economic activity and corporate earnings kept growing while inflation remained in check. Interest rates stayed within relatively benign ranges and ended the period slightly lower than they started.

     In this Panglossian environment, the S&P 500 Index, which is dominated by large-capitalization stocks, gained +22.5%. The rise was far less pronounced for small-cap stocks. The Wilshire 4500 Equity Index, a measure of nearly all U.S. stocks except those in the S&P 500 Index, provided a return of +9.7% during the six months--a figure that ordinarily would be considered more than respectable.

     Your Portfolio benefited from the market's tilt toward large-cap stocks, since we emphasize such seasoned companies. The typical growth mutual fund has roughly a third of its assets in smalland mid-cap stocks. Another source of our 5.3-percentage-point edge over the average competitor is that we truly emphasize growth stocks, while many competing funds hold a blend of growth and value stocks. During the six months ended February 28, growth stocks held an edge over value stocks, with the S&P/BARRA Growth Index providing a +24.7% return versus +20.3% on the S&P/BARRA Value Index.

     Our modest shortfall of 1.9 percentage points versus the S&P 500 Index was partly a matter of stock selection--our biggest holdings as a group didn't keep pace with the Index, and we did not hold a number of the biggest and best-performing stocks within it.

     As we have noted many times in the past, the Index is a tough standard for actively managed mutual funds to beat, since it exists only on paper and incurs none of the operating, administrative, and transaction costs that all funds must bear. Our expense ratio--0.43% of average net assets in fiscal 1996--puts us at a disadvantage versus the Index, although it gives us a substantial edge over the average growth fund, whose expense ratio is 1.50%.

IN SUMMARY

The stock market rise that began in August 1982 is nearing its 15th birthday. Recent returns have been nothing short of spectacular; in the two years ended February 28, the S&P 500 Index has produced a cumulative gain just shy of +70%. While no one knows whether the aging bull market is near exhaustion, such outsized returns cannot continue indefinitely. This observation is meant not to alarm, but to remind investors that the stock market is not a one-way street. The rewards so amply demonstrated in recent years are just the upside of stock-market volatility. At some point, it is safe to say, the downside will make its appearance.

     However, because the market's swings--both up and down--are so hard to forecast (who, indeed, could have predicted so strong a start to fiscal 1997?), we believe that it is futile to try to discern the right moment to get into or out of the stock market. Rather, we believe the best approach to investing is to strike a balance of stock funds, bond funds, and money market funds appropriate to your goals, financial situation, and tolerance for risk. Once you've decided on such a program, we advise that you do not react to either the siren song of bull markets or the despair of bear markets. Instead, "stay the course" toward your long-term investment goals.


/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

Chairman of the Board                                    President

March 17, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED FEBRUARY 28, 1997

U.S. EQUITY MARKETS

The favorable confluence of steady economic growth, low inflation, and rising corporate earnings made for a very rewarding six months. Stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, gained 22.5%.

     Much attention has been focused on the market's rise, irrational or otherwise. In fact, investors' returns have varied widely, depending on their definition of the "market." Clearly, the best rewards have been in larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 27.0% over the last six months, 4.5 percentage points more than the overall Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, with a 33.5% gain, followed closely by technology issues (up 32.6% as a group). Despite the economy's good tone, several of the more economically sensitive sectors failed to keep up with the market. Auto stocks gained 12.5%, while other stocks closely related to consumer spending, such as retailers and restaurants, were up 10.1%.

-------------------------------------------------------------------
                                             TOTAL RETURNS
                                    PERIODS ENDED FEBRUARY 28, 1997
                                    -------------------------------
                                    6 MONTHS     1 YEAR   5 YEARS*
-------------------------------------------------------------------
EQUITY
    S&P 500 Index                      22.5%      26.2%     16.9%
    Russell 2000 Index                  8.8       12.6      13.1
    MSCI-EAFE Index                     2.4        3.5       9.3
-------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index         5.4%       5.4%      7.3%
    Lehman 10-Year Municipal
      Bond Index                        5.3        5.3       7.8
    Salomon 90-Day U.S. Treasury Bills  2.6        5.2       4.4
-------------------------------------------------------------------
OTHER
    Consumer Price Index                1.5%       3.0%      2.9%
-------------------------------------------------------------------

*Average annual.

     Those who chose to invest outside the very largest companies earned decidedly different returns. The 8.8% return of the Russell 2000 Index of small stocks, for example, lagged the S&P 500 Index by more than half. Here there was some symmetry with the other index, as small financial issues were the best performers (up 21.3%), but small technology issues fell far short of their S&P counterparts, rising a modest 3.9%. This sector includes many companies competing for share in the crowded networking and Internet markets.

U.S. FIXED-INCOME MARKETS

Bond investors were challenged over the period. The stock market's double-digit returns cast a long shadow, while bond prices reacted daily--and even hourly in some cases--to economic reports. Perversely, news of an expanding economy would push bond yields up (and bond prices down) as the market translated good economic news into fear of higher inflation. Throughout the period, however, inflation, as measured by the Consumer Price Index (CPI), remained remarkably benign. The CPI registered an increase of 3.0% for the 12 months through February. As the month closed, however, a number of strong economic reports led to an increasing conviction among bond investors that the Federal Reserve would have to increase rates, albeit modestly.

     In general, interest rates fell for the period, spurred by a strong post-election rally. On February 28, the 30-year U.S. Treasury yield was 6.80%, noticeably lower than the 7.12% level on August 31. Although the bond market's primary focus was on inflation, with yields moving up or down accordingly, the shrinking of the yield difference between Treasury issues and corporate bonds is another development worth mentioning. The strong corporate earnings of recent years, with the resulting lower risk of default, have decreased the premium typically demanded by investors for higher credit risk. Significantly, the yield difference between the 10-year Treasury note, backed by the full faith and credit of the U.S. government, and the lowest-credit-quality bonds tracked by Merrill Lynch has narrowed from 3.5 percentage points one year ago to 2.8 percentage points at the end of February. While not as dramatic for all relationships, the shrinking yield premiums gave corporate bonds a performance edge over Treasuries of comparable maturities.

     Mortgage-backed issues and municipals were two other relative bright spots over the past year. The generally stable-to-rising interest-rate environment benefited mortgages as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

In general, foreign markets enjoyed a strong six months. For U.S. investors, however, some of those returns were trimmed by a very strong dollar. The Morgan Stanley Capital International-Europe, Australasia, Far East Index showed an 11.2% return. When that number is adjusted for U.S. investors, however, the return drops to 2.4%.

     Regionally, there was a striking disparity between the European and Pacific markets. In aggregate, Europe's markets provided U.S. investors with a gain of 13.8%, while the Pacific markets declined -10.1%. The poor returns in the Pacific region reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. The country is also wrestling with massive changes to its financial infrastructure. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines; (2) improving economic growth; and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER


     After a powerful fiscal 1996, when the Standard & Poor's 500 Composite Stock Price Index returned 18.7%, the subsequent six months, ending February 28, were even more extraordinary. The S&P 500 Index returned 22.5%. If you are feeling symptoms of acrophobia, join the crowd!

     Meanwhile, the U.S. Growth Portfolio reversed its relative performance in the two periods. During fiscal 1996, the Portfolio earned 25.3%, which put it
6.6 percentage points ahead of the S&P 500 Index and 5.5 percentage points ahead of the S&P/ BARRA Growth Index. In the first six months of fiscal 1997, we earned a total return of 20.6%, roughly 2 percentage points behind the S&P 500 Index and 4 percentage points behind the growth index. In both periods, we were well ahead of the average growth mutual fund (by about 12 percentage points in fiscal 1996 and 5 percentage points in the first half of fiscal 1997). We somewhat lagged the two indexes because of less-productive stock selections. Our returns remained superior to those of competitors because of such favorable factors as the tailwind provided by our emphasis on large-capitalization stocks, a bit lower cash reserves than the typical competing fund holds, and a lower expense ratio.

--------------------------------------------
COMPANY                           NET ASSETS
--------------------------------------------
  1. Philip Morris*                   5.1%
  2. Coca-Cola                        5.0
  3. Intel*                           4.5
  4. Bristol-Myers Squibb*            4.4
  5. Monsanto*                        4.1
  6. PepsiCo*                         3.3
  7. American Home Products           3.2
  8. Eastman Kodak*                   3.2
  9. Procter & Gamble                 3.2
 10. SmithKline Beecham               3.1
                                    --------
                                     39.1%
--------------------------------------------

*New to top ten since August 31, 1996.

     There were no huge changes in industry diversification within the Portfolio during the period. We added about 5% of assets to consumer nondurables--Philip Morris and Sears were the largest purchases. We eliminated the 4% stake in the communications segment; AT&T is now gone. Otherwise, sector weights were not materially changed.

     We added to our Intel position (very strong earnings) and eliminated AMP (weak earnings) and McDonald's (slowing growth). Within the health-care sector, we eliminated Lilly (prematurely) and added materially to our commitment to Bristol-Myers Squibb (your Portfolio's third-best performer for the six months). The Portfolio holds 59 issues, one fewer than when the fiscal year began.

     The stocks that constitute our top ten holdings sell at price/earnings ratios that average 5% higher than those of the market. We expect the median increase in their 1997 earnings to be 17% over 1996 versus a gain in the upper-single digits for the overall market.

     There were many big winners and few big losers in the Portfolio during the six months, a reflection of the bull market. Winners include Intel, Philip Morris, Bristol-Myers Squibb, and Coca-Cola. Among those issues that just sputtered along behind the market were Electronic Data Systems, Informix, and AT&T.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

March 12, 1997


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


U.S. GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 31, 1976-FEBRUARY 28, 1997

----------------------------------------------------
            U.S. GROWTH PORTFOLIO        S&P 500
FISCAL    CAPITAL   INCOME     TOTAL      TOTAL
YEAR      RETURN    RETURN    RETURN     RETURN
----------------------------------------------------
1977       -0.7%      1.7%      1.0%      -1.8%
1978       19.9       2.5      22.4       12.4
1979       10.5       2.7      13.2       11.6
1980       11.9       3.7      15.6       18.2
1981        8.5       3.2      11.7        5.4
1982       -4.8       3.5      -1.3        3.2
1983       51.3       4.2      55.5       44.0
1984        0.9       1.9       2.8        6.1
1985       16.4       3.7      20.1       18.3
1986       23.6       3.0      26.6       39.1
1987       15.1       2.7      17.8       34.5
1988      -23.5       1.9     -21.6      -17.8
1989       39.6       1.1      40.7       39.2
1990        3.7       1.3       5.0       -5.0
1991       31.9       2.4      34.3       26.9
1992        7.5       1.3       8.8        7.9
1993        0.5       1.2       1.7       15.2
1994        5.5       1.5       7.0        5.5
1995       21.3       1.5      22.8       21.4
1996       23.5       1.8      25.3       18.7
1997*      19.4       1.2      20.6       22.5
----------------------------------------------------

*Six months ended February 28, 1997.
See Financial Highlights table on page 11 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1996*
-----------------------------------------------------------------------------------------------------
                                                                                    10 YEARS
                                   INCEPTION                               --------------------------
                                      DATE        1 YEAR      5 YEARS      CAPITAL    INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
U.S. Growth Portfolio                1/6/59       26.05%       12.92%       13.20%     1.57%   14.77%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

{PHOTO]

FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
U.S. GROWTH PORTFOLIO                          SHARES           (000)
---------------------------------------------------------------------
COMMON STOCKS (95.0%)
---------------------------------------------------------------------
BASIC MATERIALS (6.1%)
   W.R. Grace & Co.                         2,346,000      $ 124,338
   Monsanto Co.                             7,000,000        254,625
                                                           ---------
                                                             378,963
                                                           ---------
CAPITAL GOODS & CONSTRUCTION (4.2%)
   The Boeing Co.                           1,742,000        177,248
   Honeywell, Inc.                            576,000         40,968
   Illinois Tool Works, Inc.                  556,000         46,912
                                                           ---------
                                                             265,128
                                                           ---------
CONSUMER CYCLICAL (9.1%)
   Carnival Corp. Class A                   1,152,000         40,608
   The Walt Disney Co.                      1,180,000         87,615
   Lowe's Cos., Inc.                        2,550,000         93,075
   Mattel, Inc.                             2,873,000         71,466
   May Department Stores Co.                1,490,000         69,471
   Mirage Resorts, Inc.                       761,000         18,930
-  Payless ShoeSource, Inc.                   717,000         30,831
   Sears, Roebuck & Co.                     2,261,000        122,659
   Warnaco Group                            1,000,000         31,875
                                                           ---------
                                                             566,530
                                                           ---------
CONSUMER STAPLES (22.9%)
   Campbell Soup Co.                          900,000         81,112
   The Coca-Cola Co.                        5,150,000        314,150
   Coca-Cola Enterprises, Inc.                330,000         20,377
   Gillette Co.                             1,626,000        128,657
   PepsiCo, Inc.                            6,331,000        208,132
   Philip Morris Cos., Inc.                 2,350,000        317,544
   Procter & Gamble Co.                     1,651,000        198,326
   Unilever NV NY Registered
     Shares                                   792,000        150,876
   Unilever PLC ADR                           125,000         12,969
                                                           ---------
                                                           1,432,143
                                                           ---------
ENERGY (2.2%)
   Enron Oil & Gas Co.                        600,000         12,150
-  Gulf Canada Resources Ltd.               1,341,000          9,387
-  Renaissance Energy Ltd.                  1,950,000         55,280
-  Talisman Energy, Inc.                    1,955,000         63,574
                                                           ---------
                                                             140,391
                                                           ---------
FINANCIAL (8.0%)
   American International
     Group, Inc.                            1,232,000        149,072
   Chase Manhattan Corp.                    1,851,000        185,331
   Household International, Inc.              914,000         88,544
   Norwest Corp.                            1,480,000         73,630
                                                           ---------
                                                             496,577
                                                           ---------
HEALTH CARE (19.3%)
   American Home Products Corp.             3,152,000        201,728
   Bristol-Myers Squibb Co.                 2,111,000        275,485
   Cardinal Health, Inc.                    1,315,000         80,872
   Columbia/HCA Healthcare Corp.              763,000         32,046
-  Fresenius Medical Care
     AG ADR                                 1,377,000         43,376
   Guidant Corp.                              418,000         28,006
-  HealthCare Compare Corp.                   781,000         33,193
   Johnson & Johnson                        2,132,000        122,857
-  Owen Healthcare, Inc.                      218,000          5,995
   Pfizer, Inc.                             1,760,000        161,260
   Pharmacia & Upjohn, Inc.                   791,400         29,183
   SmithKline Beecham PLC ADR               2,584,000        191,862
                                                           ---------
                                                           1,205,863
                                                           ---------
TECHNOLOGY (22.3%)
-  Altera Corp.                             1,424,000         64,614
   Automatic Data Processing, Inc.          4,170,000        177,746
-  Cascade Communications Corp.               300,000          9,263
-  Cisco Systems, Inc.                      2,592,000        143,532

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
U.S. GROWTH PORTFOLIO                          SHARES          (000)
---------------------------------------------------------------------
-  DSC Communications Corp.                   860,000     $   18,060
   Eastman Kodak Co.                        2,213,000        198,340
   Electronic Data Systems Corp.            1,153,000         52,029
   First Data Corp.                         1,580,000         57,868
   Hewlett-Packard Co.                      2,906,000        162,736
-  Informix Corp.                           2,000,000         34,750
   Intel Corp.                              1,973,000        279,919
   Molex, Inc. Class A                        630,000         20,948
-  Oracle Corp.                             1,950,000         76,538
   Reuters Holdings PLC ADR                   290,000         18,596
-  Xilinx, Inc.                             1,763,000         79,115
                                                          ----------
                                                           1,394,054
                                                          ----------
MISCELLANEOUS (0.9%)
   Service Corp. International              1,900,000         55,100
                                                          ----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $4,042,753)                                       5,934,749
---------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.6%)
---------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.35%, 3/3/97
   (COST $284,884)                           $284,884        284,884
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $4,327,637)                                       6,219,633
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
---------------------------------------------------------------------
Other Assets--Note C                                          69,370
Liabilities                                                  (41,302)
                                                           ----------
                                                              28,068
---------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------
Applicable to 247,476,170 outstanding
   $1.00 par value shares
   (authorized 500,000,000 shares)                        $6,247,701
=====================================================================

NET ASSET VALUE PER SHARE                                     $25.25
=====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
Paid in Capital                            $4,227,662          $17.08
Undistributed Net
  Investment Income                             8,985             .04
Accumulated Net
  Realized Gains                              119,058             .48
Unrealized Appreciation--
  Note E                                    1,891,996            7.65
---------------------------------------------------------------------
NET ASSETS                                 $6,247,701          $25.25
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------------
                                                                               U.S. GROWTH PORTFOLIO
                                                                  SIX MONTHS ENDED FEBRUARY 28, 1997
                                                                                               (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                               $ 35,953
    Interest                                                                                   7,332
                                                                                          -----------
       Total Income                                                                           43,285
                                                                                          -----------
EXPENSES
    Investment Advisory Fees--Note B                                                           3,868
    The Vanguard Group--Note C
       Management and Administrative                                                           6,432
       Marketing and Distribution                                                                643
    Taxes (other than income taxes)                                                              193
    Custodian Fees                                                                                 8
    Auditing Fees                                                                                  5
    Shareholders' Reports                                                                        109
    Annual Meeting and Proxy Costs                                                                29
    Directors' Fees and Expenses                                                                   7
                                                                                          -----------
       Total Expenses                                                                         11,294
       Expenses Paid Indirectly--Note C                                                         (664)
                                                                                          -----------
       Net Expenses                                                                           10,630
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         32,655
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                              179,428
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                    763,338
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $975,421
=====================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------
                                                                           U.S. GROWTH PORTFOLIO
                                                                       -------------------------------
                                                                          SIX MONTHS            YEAR
                                                                               ENDED           ENDED
                                                                       FEB. 28, 1997   AUG. 31, 1996
                                                                               (000)           (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                              $      32,655   $      51,249
    Realized Net Gain                                                        179,428         307,968
    Change in Unrealized Appreciation (Depreciation)                         763,338         440,659
                                                                       ------------------------------
       Net Increase in Net Assets Resulting from Operations                  975,421         799,876
                                                                       ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (55,434)        (49,433)
    Realized Capital Gain                                                   (345,553)        (97,161)
                                                                       ------------------------------
       Total Distributions                                                  (400,987)       (146,594)
                                                                       ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                 1,243,083       1,561,164
    Issued in Lieu of Cash Distributions                                     391,846         131,833
    Redeemed                                                                (505,926)       (791,065)
                                                                       ------------------------------
       Net Increase from Capital Share Transactions                        1,129,003         901,932
-----------------------------------------------------------------------------------------------------
    Total Increase                                                         1,703,437       1,555,214
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                    4,544,264       2,989,050
                                                                       ------------------------------
    End of Period                                                      $   6,247,701   $   4,544,264
=====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                    50,354          72,254
    Issued in Lieu of Cash Distributions                                      16,774           6,579
    Redeemed                                                                 (20,530)        (36,694)
                                                                       ------------------------------
       Net Increase in Shares Outstanding                                     46,598          42,139
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             U.S. GROWTH PORTFOLIO
                                                                                             YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED        -------------------------------------------------------
THROUGHOUT EACH PERIOD                             FEBRUARY 28, 1997        1996        1995         1994          1993       1992
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $22.62      $18.83      $15.52       $14.71        $14.71     $13.69
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                       .14         .26         .25          .20           .21        .19
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        4.37        4.39        3.24          .82           .05       1.02
                                                              ---------------------------------------------------------------------
          Total from Investment Operations                      4.51        4.65        3.49         1.02           .26       1.21
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                       (.26)       (.29)       (.18)        (.21)         (.18)      (.19)
     Distributions from Realized Capital Gains                 (1.62)       (.57)         --           --          (.08)        --
                                                              ---------------------------------------------------------------------
          Total Distributions                                  (1.88)       (.86)       (.18)        (.21)         (.26)      (.19)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $25.25      $22.62      $18.83       $15.52        $14.71     $14.71
===================================================================================================================================

TOTAL RETURN                                                  20.61%      25.28%      22.75%        6.98%         1.69%      8.83%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                     $6,248      $4,544      $2,989       $1,963        $1,954     $1,441
     Ratio of Total Expenses to
          Average Net Assets                                  0.42%*       0.43%       0.47%        0.52%         0.49%      0.49%
     Ratio of Net Investment Income to
          Average Net Assets                                  1.20%*       1.32%       1.59%        1.30%         1.50%      1.52%
     Portfolio Turnover Rate                                    35%*         44%         32%          47%           37%        24%
     Average Commission Rate Paid                             $.0489      $.0492         N/A          N/A           N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 31, 1998, the Portfolio pays Lincoln Capital Management Company an investment advisory fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 1997, the advisory fee represented an effective annual rate of 0.14% of the Portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of directors. At February 28, 1997, the Portfolio had contributed capital of $509,000 to Vanguard (included in Other Assets), representing 2.5% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the six months ended February 28, 1997, these arrangements reduced the Portfolio's expenses by $664,000 (an annual rate of 0.02% of average net assets).

D. During the six months ended February 28, 1997, the Portfolio purchased $1,659,203,000 of investment securities and sold $905,364,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At February 28, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,891,996,000, consisting of unrealized gains of $1,924,924,000 on securities that had risen in value since their purchase and $32,928,000 in unrealized losses on securities that had fallen in value since their purchase.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
           of The Vanguard Group, Inc. and of
           each of the investment companies in
           The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
           and Director of The Vanguard Group,
           Inc. and of each of the investment
           companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
           Director of Rhone-Poulenc Rorer Inc.;
           Director of Sun Company, Inc. and
           Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
           Atlantic and Pacific Tea Co., Alco
           Standard Corp., Raytheon Co.,
           Knight-Ridder, Inc., and Massa-
           chusetts Mutual Life Insurance Co.;
           Trustee Emeritus of Wellesley
           College.

BRUCE K. MACLAURY, President Emeritus of The
           Brookings Institution; Director of
           American Express Bank Ltd., The St.
           Paul Companies, Inc., and National
           Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
           Professor of Economics, Princeton
           University; Director of Prudential
           Insurance Co. of America, Amdahl
           Corp., Baker Fentress & Co., The
           Jeffrey Co., and Southern New
           England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
           Chief Executive Officer of NACCO
           Industries, Inc.; Director of NACCO
           Industries, The BFGoodrich Co., and
           The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
           Officer of The Nature Conservancy;
           formerly, Director and Senior Partner of McKinsey & Co.and President of New
           York University; Director of Pacific Gas and Electric Co., Procter & Gamble
           Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
           Brands, Inc.; retired Vice Chairman
           and Director of RJR Nabisco;
           Director of TECO Energy, Inc.
           and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
           Officer of Rohm & Haas Co.;
           Director of Cummins Engine Co.;
           Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
           President and Secretary of The
           Vanguard Group, Inc.; Secretary of
           each of the investment companies in
           The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
           Vanguard Group, Inc.; Treasurer of
           each of the investment companies in
           The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
           Vanguard Group, Inc.; Controller of
           each of the investment companies in
           The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
           Information Technology.

JAMES H. GATELY, Senior Vice President,
           Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
           Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
           Institutional.

RALPH K. PACKARD, Senior Vice President and
           Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q232-2/97

VANGUARD
INTERNATIONAL GROWTH
PORTFOLIO

Semiannual Report
February 28, 1997


[PHOTO]


[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       7


                                   Financial
                                   Statements

                                       8


                                 Directors And
                                    Officers

                               INSIDE BACK COVER

   [PHOTO]

   FELLOW SHAREHOLDER,


             Most of the world's stock markets--with the notable exception of Japan--were on the rise during the six months ended February 28, 1997, the first half of the fiscal year for Vanguard International Growth Portfolio.

             The following table presents the six-month returns earned by the Portfolio and by its two primary performance benchmarks: the average international equity mutual fund and the unmanaged Morgan Stanley Capital International-Europe, Australasia, Far East (EAFE) Index. As you can see, the Portfolio's +8.2% total return (capital change plus reinvested dividends) exceeded those of the average competing fund and, by a larger margin, the EAFE Index.

   -----------------------------------------------------------------------------
                                                               TOTAL RETURN
                                                              SIX MONTHS ENDED
                                                             FEBRUARY 28, 1997
   -----------------------------------------------------------------------------
   Vanguard International
   Growth Portfolio                                                +8.2%
   -----------------------------------------------------------------------------
   Average International Fund                                      +7.2%
   -----------------------------------------------------------------------------
   MSCI-EAFE Index                                                 +2.4%
   -----------------------------------------------------------------------------

             The Portfolio's return is based on an increase in net asset value from $16.13 per share on August 31, 1996, to $16.68 per share on February 28, 1997, with the latter figure adjusted for our annual dividend of $0.19 per share paid from net investment income and distributions totaling $0.55 paid from net realized capital gains.

   THE PERIOD IN REVIEW

   Stock-market optimism was a global phenomenon during the six months ended February 28, as every major market in the world--except Japan--posted gains. Total returns for the period exceeded +20% in local currency terms in a dozen international markets as well as in the United States. However, in most cases those gains were diminished by a rise in value of the U.S.
   dollar versus other currencies (the British pound excluded). As the dollar strengthens, securities valued in deutsche marks or francs are worth fewer dollars. For U.S. investors in international stocks, the risk of currency fluctuations is added to the normal risks of investing in common stocks.

             Still, even in dollar terms, returns from Europe (+13.8%) and emerging markets (+13.7%) were quite strong during the past six months. Economic growth, which has been weak in most European nations, showed signs of picking up during the period. This was true in Japan, too. Nevertheless, in Japan the combined impact of the equity and currency markets produced a loss of -16.4% for U.S. investors.

             Weighed down by losses in Japan, the EAFE Index--the standard yardstick for the major developed stock markets outside the United States--managed a total return of +11.2% in local currencies, reduced by the dollar's strength to a gain of only +2.4% in U.S. dollar terms. Our Portfolio and most other international equity funds did considerably better than the Index because Japan represented much smaller portions of their holdings than the roughly 35% weighting it had in the Index during the period.

             The +8.2% return earned by the International Growth Portfolio during the half-year surpassed by a full percentage point the +7.2% return of the average international fund. This achievement was noteworthy, since the Portfolio held nearly 25% of its assets in

   Japanese stocks versus less than 20% for the typical international equity fund. Deft security selection by our adviser, Schroder Capital Management International, is one reason we beat our average competitor. Another reason was our significantly lower costs: The expense ratio of the International Growth Portfolio was 0.56% of average net assets in fiscal 1996, one-third of the 1.70% expense ratio of the average international equity fund last year. This advantage, which we believe is an enduring one, gives the Portfolio a nice head start against the competition.

             A report from Schroder Capital Management begins on page 5.

   IN SUMMARY

   Despite the downturn in Japanese equities and the strength of the U.S. dollar, the first half of the fiscal year was a rewarding period for the International Growth Portfolio, although its returns were overshadowed by the remarkable results of the U.S. stock market.

             On balance, the period demonstrated both the reasons for investing internationally and the risks of doing so. International stocks can provide returns that over long periods have been competitive with the U.S. market and--importantly--that are not in lockstep with returns on U.S. stocks. Because returns from abroad do not always move in sync with U.S. returns, they provide added diversification to a portfolio of U.S. securities. On the other hand, investing abroad exposes the U.S. investor to currency fluctuations, an added element of risk. During the fiscal half-year, such fluctuations diminished returns. At other times, the dollar may weaken and effectively boost returns on international equities.

             Diversification remains a good reason for many investors to hold international stocks in investment programs that also contain a mixture of U.S. stock funds, bond funds, and money market funds appropriate to their objectives and tolerance for risk.

   Investors who maintain such balanced portfolios are better able to withstand the notoriously unpredictable movements in securities prices and currency values, staying on course toward their long-term objectives.



   /s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

   John C. Bogle                                         John J. Brennan
   Chairman of the Board                                 President

   March 18, 1997

   [PHOTO]

   THE MARKETS IN PERSPECTIVE
   SIX MONTHS ENDED FEBRUARY 28, 1997

   U.S. EQUITY MARKETS

   The favorable confluence of steady economic growth, low inflation, and rising corporate earnings made for a very rewarding six months. Stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, gained 22.5%.

             Much attention has been focused on the market's rise, irrational or otherwise. In fact, investors' returns have varied widely, depending on their definition of the "market." Clearly, the best rewards have been in larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 27.0% over the last six months, 4.5 percentage points more than the overall Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, with a 33.5% gain, followed closely by technology issues (up 32.6% as a group). Despite the economy's good tone, several of the more economically sensitive sectors failed to keep up with the market. Auto stocks gained 12.5%, while other stocks closely related to consumer spending, such as retailers and restaurants, were up 10.1%.

   ---------------------------------------------------------------------------------------
                                                              TOTAL RETURNS
                                                      PERIODS ENDED FEBRUARY 28, 1997
                                                 -----------------------------------------
                                                 6 MONTHS         1 YEAR          5 YEARS*
   ---------------------------------------------------------------------------------------
   EQUITY
      S&P 500 Index                                22.5%           26.2%             16.9%
      Russell 2000 Index                            8.8            12.6              13.1
      MSCI-EAFE Index                               2.4             3.5               9.3
   ---------------------------------------------------------------------------------------
   FIXED-INCOME
      Lehman Aggregate Bond Index                   5.4%            5.4%              7.3%
      Lehman 10-Year Municipal
        Bond Index                                  5.3             5.3               7.8
      Salomon 90-Day U.S. Treasury Bills            2.6             5.2               4.4
   ---------------------------------------------------------------------------------------
   OTHER
      Consumer Price Index                          1.5%            3.0%              2.9%
   ---------------------------------------------------------------------------------------

   *Average annual.

      Those who chose to invest outside the very largest companies earned decidedly different returns. The 8.8% return of the Russell 2000 Index of small stocks, for example, lagged the S&P 500 Index by more than half. Here there was some symmetry with the other index, as small financial issues were the best performers (up 21.3%), but small technology issues fell far short of their S&P counterparts, rising a modest 3.9%. This sector includes many companies competing for share in the crowded networking and Internet markets.

   U.S. FIXED-INCOME MARKETS

   Bond investors were challenged over the period. The stock market's double-digit returns cast a long shadow, while bond prices reacted daily--and even hourly in some cases--to economic reports. Perversely, news of an expanding economy would push bond yields up (and bond prices down) as the market translated good economic news into fear of higher inflation. Throughout the period, however, inflation, as measured by the Consumer Price Index (CPI), remained remarkably benign. The CPI registered an increase of 3.0% for the 12 months through February. As the month closed, however, a number of strong economic reports led to an increasing conviction among bond investors that the Federal Reserve would have to increase rates, albeit modestly.

             In general, interest rates fell for the period, spurred by a strong post-election rally. On February 28, the 30-year U.S. Treasury yield was 6.80%, noticeably lower than the 7.12% level on August 31. Although the bond market's primary focus was on inflation, with yields moving up or down accordingly, the shrinking of the yield difference between Treasury issues and corporate bonds is another development worth mentioning. The strong corporate earnings of recent years, with the resulting lower risk of default, have decreased the premium typically demanded by investors for higher credit risk. Significantly, the yield difference between the 10-year Treasury note, backed by the full faith and credit of the U.S. government, and the lowest-credit-quality bonds tracked by Merrill Lynch has narrowed from 3.5 percentage points one year ago to 2.8 percentage points at the end of February. While not as dramatic for all relationships, the shrinking yield premiums gave corporate bonds a performance edge over Treasuries of comparable maturities.

             Mortgage-backed issues and municipals were two other relative bright spots over the past year. The generally stable-to-rising interest-rate environment benefited mortgages as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts as demand outstripped supply for much of the year.

   INTERNATIONAL EQUITY MARKETS

   In general, foreign markets enjoyed a strong six months. For U.S. investors, however, some of those returns were trimmed by a very strong dollar. The Morgan Stanley Capital International-Europe, Australasia, Far East Index showed an 11.2% return. When that number is adjusted for U.S. investors, however, the return drops to 2.4%.

             Regionally, there was a striking disparity between the European and Pacific markets. In aggregate, Europe's markets provided U.S. investors with a gain of 13.8%, while the Pacific markets declined -10.1%. The poor returns in the Pacific region reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. The country is also wrestling with massive changes to its financial infrastructure. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines; (2) improving economic growth; and (3) a greater commitment by corporate executives to increasing "shareholder value."

   [PHOTO]

   REPORT FROM THE ADVISER

             Vanguard International Growth Portfolio provided a total return of 8.2% during the first half of fiscal 1997, which ended February 28. This exceeded the performance of both the average international equity mutual fund, which achieved a 7.2% return, and our principal unmanaged benchmark, the Morgan Stanley Capital International-Europe, Australasia, Far East Index, which provided a 2.4% return.

             The U.S. dollar was very strong over the entire period, a factor that, at first glance, had the effect of diminishing our return by 6 percentage points. However, this first glance can be misleading, as I have written before in my reports to you. A strong dollar boosts the competitive position of non-U.S. companies in world export markets, and under normal conditions this helps stock prices, partially offsetting the currency loss to U.S. investors. This certainly happened in Europe in the last six months:
   The 12% fall in the deutsche mark was the single most important reason the German stock market rose by about 25% in deutsche mark terms, the French market rose by 33%, and the Dutch market by 35%. I am aware that the 10% fall in the Japanese yen did not prevent a 7% decline in the local stock market, but stocks of major exporting companies did perform relatively very well. However, there was so little confidence in other sectors of Japan's economy that this relative strength did not spread.

             The increases in continental European stock markets were also due in part to easy monetary conditions locally, along with the existence of sufficient spare productive capacity to allow for a prolonged period of expansion without the emergence of inflationary concerns. The coming European monetary union (EMU) is a much-discussed matter. We have never positioned the Portfolio expressly to benefit from EMU, and the possible postponement of its 1999 launch date should not impact your investments. We continue to invest in companies that are well managed, believing that the intended single market for goods and services within Europe (i.e., no discrimination against imports within the region) will primarily benefit companies that are competitive on costs and quality. About 40% of the Portfolio is currently invested in continental Europe.

             A further 12% of the Portfolio is invested in the United Kingdom, where many stocks appear to be cheap. However, this reflects the maturity of the economic cycle and investors' fear that inflationary pressures are growing. These fears may be overdone, considering the recent strength of the British pound, which was the only major currency to rise relative to the U.S. dollar in the past six months. We are becoming more optimistic about prospects in the United Kingdom.

             Japan represents 23% of your Portfolio. I indicated six months ago that we were waiting to increase the exposure to Japan, but we have kept our powder dry. If Japan's economic recovery should stall again, the stock market and the yen will certainly suffer; the consensus is not optimistic. We believe the crowd is wrong but do not feel in a hurry to buy stocks.

             Approximately 18% of the Portfolio is invested in the faster-growing developed and emerging markets of

   INVESTMENT PHILOSOPHY

   The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

   the world. These markets particularly benefit when world trade picks up, and there are indications that it is doing so. If this transpires, stocks are good value, and this part of the Portfolio will contribute strongly to performance.

   Richard Foulkes
   Schroder Capital Management International

   March 12, 1997

   PERFORMANCE SUMMARY

   All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

   INTERNATIONAL GROWTH PORTFOLIO
   TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-FEBRUARY 28, 1997

   ---------------------------------------------------------------
              INTERNATIONAL GROWTH PORTFOLIO           MSCI-EAFE
   FISCAL  CAPITAL         INCOME         TOTAL          TOTAL
   YEAR     RETURN         RETURN        RETURN         RETURN
   ---------------------------------------------------------------
   1982      -5.7%           0.0%         -5.7%          -4.7%
   1983      57.1            4.3          61.4           31.0
   1984       5.7            1.6           7.3           14.7
   1985      15.7            2.1          17.8           32.3
   1986      96.4            2.5          98.9          103.7
   1987      31.2            0.8          32.0           46.0
   1988     -10.8            0.9          -9.9           -6.2
   1989      22.7            1.8          24.5           22.4
   1990       4.0            1.2           5.2          -11.8
   1991      -6.8            1.7          -5.1           -0.3
   1992      -0.4            1.9           1.5            0.4
   1993      18.4            2.7          21.1           27.1
   1994      19.5            0.9          20.4           11.1
   1995       2.4            1.4           3.8            0.8
   1996      11.3            1.4          12.7            8.2
   1997*      7.0            1.2           8.2            2.4
   ---------------------------------------------------------------


   *Six months ended February 28, 1997.
   See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

   AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1996*
   -----------------------------------------------------------------------------------------
                                                                            10 YEARS
                                    INCEPTION                      -------------------------
                                       DATE      1 YEAR  5 YEARS   CAPITAL   INCOME    TOTAL
   -----------------------------------------------------------------------------------------
   International Growth Portfolio    9/30/81     14.65%   12.60%     8.54%    1.53%   10.07%
   -----------------------------------------------------------------------------------------

   * SEC rules require that we provide this average annual total return information through the latest calendar quarter.

   [PHOTO]

   FINANCIAL STATEMENTS
   FEBRUARY 28, 1997 (unaudited)

   STATEMENT OF NET ASSETS

   This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

             At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


   -----------------------------------------------------------------------
                                                                    MARKET
   INTERNATIONAL                                                    VALUE*
   GROWTH PORTFOLIO                                   SHARES         (000)
   -----------------------------------------------------------------------
   COMMON STOCKS (96.7%)
   ARGENTINA (0.2%)
    -Banco de Galicia y Buenos Aires
      SA de CV ADR                                   250,000     $   5,906
     Perez Companc SA                                576,300         4,417
                                                                 ---------
                                                                    10,323
                                                                 ---------
   AUSTRALIA (1.5%)
      Amcor Ltd.                                     807,000         5,311
      Australia & New Zealand
        Bank Group Ltd.                              964,000         6,016
      Broken Hill Proprietary Ltd.                   700,500         9,270
      Comalco Ltd.                                 1,140,500         6,055
      Lend Lease Corp.                               321,031         5,870
      Lion Nathan Ltd.                             2,176,000         5,269
      Mayne Nickless Ltd.                            975,000         5,759
      Mount Isa Mines Holdings Ltd.                4,300,000         5,974
      News Corp. Ltd.                              1,512,763         8,055
      Normandy Mining Ltd.                         3,913,212         5,406
    - Normandy Mining Ltd. Warrants
       Exp. 4/30/01                                   16,450             5
      QNI Ltd.                                     3,000,000         6,194
      Tabcorp Holdings Ltd.                        2,355,400        10,804
      WMC Ltd.                                       854,937         5,389
                                                                 ---------
                                                                    85,377
                                                                 ---------
   BRAZIL (2.2%)
      Companhia Energetica de
        Minas Gerais Pfd.                        269,500,000        10,860
      Telecomunicacoes
        Brasileiras SA                           297,460,000        28,161
      Telecomunicacoes
        Brasileiras SA ADR                           439,000        42,583
      Telecomunicacoes
        Brasileiras SA Pfd.                      313,665,755        30,623
      Usiminas-Usinas Siderurgicas
        de Minas Gerais SA ADR                       490,000         5,635
      Usiminas-Usinas Siderurgicas
        de Minas Gerais SA Pfd.                7,612,149,000         8,765
                                                                 ---------
                                                                   126,627
                                                                 ---------
   CANADA (3.2%)
      Canadian Pacific, Ltd.                       1,650,000        40,559
      Noranda Inc.                                 2,670,000        64,362
      NOVA Corp.                                   3,450,000        31,676
      Royal Bank of Canada                         1,200,000        48,416
                                                                 ---------
                                                                   185,013
                                                                 ---------
   CHILE (0.3%)
      Chilectra SA ADR                                34,000         2,201
      Compania de Telecomunicaciones
        de Chile SA ADR                              229,500         6,713
      Sociedad Quimica y Minera
        de Chile ADR                                 120,000         6,990
                                                                 ---------
                                                                    15,904
                                                                 ---------
   DENMARK (0.6%)
      Den Danske Bank A/S                            376,000        33,628
                                                                 ---------
   FINLAND (0.3%)
      UPM-Kymmene Oy                                 832,000        17,516
                                                                 ---------



   -----------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                      SHARES         (000)
   -----------------------------------------------------------------------
   FRANCE (7.4%)
      Compagnie de Saint-Gobain SA                   400,000    $   58,976
      Compagnie des Gaz de Petrole
       Primagaz SA                                    84,668         8,694
    - Compagnie des Gaz de Petrole
       Primagaz SA Warrants
       EXP. 6/30/98                                    7,697           152
      Compagnie Generale des
       Eaux SA                                       580,500        80,800
      Compagnie Generale des
       Establissements Michelin
       SCA B Shares                                1,000,000        62,627
      Elf Aquitaine SA                             1,320,000       126,271
    - SGS-Thomson Microelectronics
       NV ADR                                        900,800        59,453
      Valeo SA                                       447,000        30,128
                                                                ----------
                                                                   427,101
                                                                ----------
   GERMANY (6.4%)
      Bayer AG                                     2,391,640       100,942
      Friedrich Grohe AG Pfd.                         18,747         5,197
      Linde AG                                        60,000        39,096
      Mannesmann AG                                  100,000        39,481
      SGL Carbon AG                                   60,000         8,175
      Siemens AG                                     858,000        43,379
      Veba AG                                      2,295,000       131,325
                                                                ----------
                                                                   367,595
                                                                ----------
   HONG KONG (5.5%)
      Cheung Kong Holdings Ltd.                    5,580,000        53,321
      Citic Pacific Ltd.                           2,440,000        12,446
      HSBC Holdings PLC                            2,362,943        57,670
      Hong Kong Electric
       Holdings Ltd.                               4,450,000        15,400
      Hutchison Whampoa Ltd.                       6,810,000        51,884
      Sun Hung Kai Properties Ltd.                 5,343,400        61,755
      Swire Pacific Ltd. A Shares                  4,704,000        40,395
      Wharf Holdings Ltd.                          5,500,000        24,432
                                                                ----------
                                                                   317,303
                                                                ----------
   INDONESIA (0.9%)
      PT Indofood Sukses Makmur
       (Foreign)                                  10,450,800        23,321
      PT Indosat ADR                                  95,650         2,750
      PT Telekomunikasi Indonesia
       ADR                                           480,000        16,500
      PT Telekomunikasi Indonesia
       (Foreign)                                   6,404,000        11,152
                                                                ----------
                                                                    53,723
                                                                ----------
   ITALY (0.4%)
      Telecom Italia Mobile SPA                    8,000,000        20,947
                                                                ----------
   JAPAN (22.8%)
      Bridgestone Corp.                            4,755,000        85,101
      DDI Corp.                                        8,000        48,190
      Dai-Nippon Printing Co., Ltd.                1,500,000        24,981
      East Japan Railway Co.                           6,245        26,596
      Fuji Photo Film Co., Ltd.                    3,780,000       126,532
      Hirose Electric Co., Ltd.                      315,000        17,644
      Ito-Yokado Co., Ltd.                         1,980,000        89,903
      Japan Airport Terminal Co., Ltd.               122,000         1,243
      Keyence Corp.                                  130,000        15,834
      Kuraray Co., Ltd.                            2,250,000        18,643
      Kyocera Corp.                                  317,000        18,780
      Mabuchi Motor Co.                              663,300        33,030
      Matsushita Electric
       Industrial Co., Ltd.                        4,810,000        74,129
      Mitsui & Co., Ltd.                           6,450,000        47,778
      Murata Manufacturing Co., Ltd.               2,800,000        98,136
      Nippon Steel Corp.                          16,600,000        44,151
      Nippon Television Network                       39,300        11,690
      Omron Corp.                                  2,488,000        39,168
      SMC Corp.                                      986,000        67,073
      Seino Transportation Co., Ltd.                 296,000         2,943
      Shin-Etsu Chemical Co., Ltd.                 1,050,000        20,271
      Showa Shell Sekiyu                           2,760,000        20,605
      Sumitomo Electric
       Industries Ltd.                             3,000,000        41,511
      Takeda Chemical Industries Ltd.              7,300,000       146,375
      Tokio Marine & Fire
       Insurance Co.                               7,140,000        68,034
      Tokyo Electron Ltd.                            545,000        19,056
      Toppan Printing Co., Ltd.                    1,450,000        16,700
      Toyota Motor Corp.                           2,350,000        60,167
      Yamazaki Baking Co., Ltd.                      400,000         5,998
      Yasuda Fire & Marine
       Insurance Co.                               5,190,000        25,888
      Yokohama Reito Co., Ltd.                       158,000         1,388
                                                                ----------
                                                                 1,317,538
                                                                ----------
   KOREA (0.9%)
      Hyundai Motor Co., Ltd. GDR                     59,000           435
      Korea Electric Power Corp.                     441,050        12,655
      Korea Mobile
       Telecommunications Corp.                       14,669        14,449
      Korean Air Co.                                 338,302         6,202
      Pohang Iron & Steel Co., Ltd.                   80,000         5,273
      Samsung Electronics Co., Ltd.
       GDR 1/2 Non-voting Stock                      275,931         5,312
    - Samsung Electronics Co., Ltd.
       GDR 1/2 Voting Stock                           29,140         1,275
      Shinhan Bank Co.                               465,162         6,894
                                                                ----------
                                                                    52,495
                                                                ----------
   MALAYSIA (2.0%)
      Genting Bhd.                                 4,047,000        27,545
      Malayan Banking Bhd.                         4,333,000        51,479
      Renong Bhd.                                  9,200,000        16,748
      Telekom Malaysia Bhd.                        2,863,000        23,176
                                                                ----------
                                                                   118,948
                                                                ----------
   MEXICO (0.9%)
      Apasco SA de CV                              1,066,000         7,800
      Cemex SA de CV (CPO)                         3,114,720        12,435
      Cifra SA de CV Series C                      8,309,000        12,704
    - Grupo Televisa SA GDR                          440,000        10,780
      Telefonos de Mexico SA
       Class L ADR                                   200,000         7,776
                                                                ----------
                                                                    51,495
                                                                ----------


   -----------------------------------------------------------------------
                                                                    MARKET
   INTERNATIONAL                                                    VALUE*
   GROWTH PORTFOLIO                                   SHARES         (000)
   -----------------------------------------------------------------------
   NETHERLANDS (13.5%)
      ABN AMRO Holding NV                            870,000    $   62,450
      Ceteco Holdings NV                             123,522         6,427
      Delft Instruments NV                           454,330         9,332
      Elsevier NV                                  1,545,310        24,741
      Getronics NV                                 2,283,588        74,564
      Hagemeyer NV                                   248,818        21,739
      Heineken NV                                    327,000        57,967
      Internationale Nederlanden
       Groep NV                                    6,162,000       238,523
      Koninklijke Ahold NV                           934,800        60,407
      Oce-Van Der Grinten NV                         500,382        62,482
      Otra NV                                        789,500        11,517
      Philips Electronics NV
       (Non-voting)                                2,700,000       121,861
      Sphinx Kon Gustavsberg NV                      401,124         4,204
      Verenigde Nederlandse
       Uitgeversbedrijven
       Verenigd Bezit                              1,270,000        26,286
                                                                ----------
                                                                   782,500
                                                                ----------
   PHILIPPINES (1.8%)
      Ayala Land, Inc. Class B                    29,900,155        35,769
      Manila Electric Co. Class B                    598,000         4,746
      Manila Electric Co. GDR                        395,605        15,033
      Metropolitan Bank & Trust Co.                  660,000        18,298
      Philippine Long Distance
       Telephone Co.                                 502,000        29,455
                                                                ----------
                                                                   103,301
                                                                ----------
   SINGAPORE (2.0%)
      DBS Land Ltd.                                3,948,000        15,366
      Development Bank of
       Singapore Ltd. (Foreign)                    1,575,000        20,875
      Keppel Corp., Ltd.                           2,416,000        17,451
      Mandarin Oriental
       International Ltd.                          4,311,369         5,863
      Overseas-Chinese Banking
       Corp. Ltd. (Foreign)                        1,312,850        17,400
      Singapore Airlines Ltd. (Foreign)            1,268,000        11,204
      Singapore Press Holdings Ltd.
       (Foreign)                                     796,320        15,524
      Wing Tai Holdings Ltd.                       4,074,000        13,371
                                                                ----------
                                                                   117,054
                                                                ----------
   SWEDEN (2.8%)
      Astra AB B Shares                            1,260,000        58,983
      LM Ericsson Telephone
       AB B Shares                                 1,320,000        41,987
      Svenska Handelsbanken
       AB A Shares                                 2,200,000        61,616
                                                                ----------
                                                                   162,586
                                                                ----------
   SWITZERLAND (8.4%)
      ABB AG (Bearer)                                 97,000       110,218
      Adecco SA (Bearer)                             148,000        47,962
      Ciba Special Rights Exp. 3/12/97               194,000        12,278
      Novartis AG (Registered)                       194,000       222,027
      Roche Holding AG (Dividend-
       Right Certificates)                            11,090        93,344
                                                                ----------
                                                                   485,829
                                                                ----------
   THAILAND (0.7%)
      Bangkok Bank PLC (Foreign)                   1,215,000        10,698
      Land & House PLC (Foreign)                   1,966,700        11,164
      Thai Farmers Bank PLC
       (Foreign)                                   2,374,900        14,032
    - Thai Farmers Bank PLC
       Warrants Exp. 9/15/02                         190,375           103
      United Communication Industry
       PLC (Foreign)                                 930,000         5,747
                                                                ----------
                                                                    41,744
                                                                ----------
   UNITED KINGDOM (12.0%)
      Asda Group PLC                              26,750,000        48,744
      Barclays PLC                                 1,891,000        34,184
      British Aerospace PLC                        2,700,000        56,385
    - British Aerospace PLC
       Warrants Exp. 11/15/00                        120,000         1,429
      British Airways PLC                          2,050,000        21,087
      British Land Co., PLC                        5,880,000        51,324
      British Petroleum Co., PLC                   9,516,058       105,574
      British Steel PLC                            7,000,000        17,131
      Burton Group PLC                             6,000,000        15,320
      Cable and Wireless PLC                       4,000,000        32,761
      David S. Smith Holdings PLC                  3,500,000        14,047
      De La Rue PLC                                  972,200         9,905
      EMI Group PLC                                1,300,000        24,412
      Enterprise Oil PLC                           3,300,000        33,327
      RTZ Corp. PLC                                3,060,000        46,879
      Rank Group PLC                               7,980,000        54,291
      Tesco PLC                                   10,000,000        55,145
      Thorn PLC                                    1,300,000         4,030
      United News & Media PLC                      2,500,000        28,674
      Vodafone Group PLC                           4,400,000        20,926
      Zeneca Group PLC                               600,000        17,650
                                                                ----------
                                                                   693,225
                                                                ----------
    ----------------------------------------------------------------------
    TOTAL COMMON STOCKS
      (COST $4,456,070)                                          5,587,772
    ----------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
    ----------------------------------------------------------------------
    TEMPORARY CASH INVESTMENT (2.8%)
    ----------------------------------------------------------------------

    REPURCHASE AGREEMENT
    Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account
      5.35%, 3/3/97
      (COST $160,571)                              $160,571        160,571
    ----------------------------------------------------------------------
    TOTAL INVESTMENTS (99.5%)
      (COST $4,616,641)                                          5,748,343
    ----------------------------------------------------------------------

    ----------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                                     (000)
    ----------------------------------------------------------------------
    OTHER ASSETS AND LIABILITIES (0.5%)

    Other Assets--Notes C and F                                 $  751,101
    Liabilities--Note F                                           (723,173)
                                                                 ---------
                                                                    27,928
    ----------------------------------------------------------------------
    NET ASSETS (100%)
    ----------------------------------------------------------------------
    Applicable to 346,278,005 outstanding
      $1.00 par value shares
      (authorized 550,000,000 shares)                           $5,776,271
    ======================================================================

    NET ASSET VALUE PER SHARE                                       $16.68
    ======================================================================

    *See Note A in Notes to Financial Statements.
    -Non-Income Producing Security.
    ADR--American Depository Receipt.
    GDR--Global Depository Receipt.

    ----------------------------------------------------------------------

                                                       AMOUNT          PER
                                                        (000)        SHARE
    ----------------------------------------------------------------------
    AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:
    ----------------------------------------------------------------------
    Paid in Capital                                $4,563,026       $13.18
    Overdistributed Net
      Investment Income--Note D                        (2,506)        (.01)
    Accumulated Net
      Realized Gains--Note D                           55,272          .16
    Unrealized Appreciation--Note E
      Investment Securities                         1,131,702         3.27
      Foreign Currencies and
       Forward Currency Contracts                      28,777          .08
    ----------------------------------------------------------------------
    NET ASSETS                                     $5,776,271       $16.68
    ======================================================================

   STATEMENT OF OPERATIONS

   This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

   -----------------------------------------------------------------------------
                                                  INTERNATIONAL GROWTH PORTFOLIO
                                              SIX MONTHS ENDED FEBRUARY 28, 1997
                                                                           (000)
   -----------------------------------------------------------------------------
   INVESTMENT INCOME
   INCOME
      Dividends(1)                                                      $ 23,523
      Interest                                                             3,842
                                                                       ---------
          Total Income                                                    27,365
                                                                       ---------

   EXPENSES
      Investment Advisory Fees--Note B
          Basic Fee                                                        3,703
          Performance Adjustment                                             786
      The Vanguard Group--Note C
          Management and Administrative                                    6,291
          Marketing and Distribution                                         695
      Taxes (other than income taxes)                                        168
      Custodian Fees                                                       1,623
      Auditing Fees                                                            5
      Shareholders' Reports                                                  171
      Annual Meeting and Proxy Costs                                          41
      Directors' Fees and Expenses                                             8
                                                                       ---------
          Total Expenses                                                  13,491
   -----------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                  13,874
   -----------------------------------------------------------------------------
   REALIZED NET GAIN
      Investment Securities Sold                                          23,300
      Foreign Currencies and Forward Currency Contracts                   41,730
   -----------------------------------------------------------------------------
   REALIZED NET GAIN                                                      65,030
   -----------------------------------------------------------------------------
   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                              309,137
      Foreign Currencies and Forward Currency Contracts                   36,693
   -----------------------------------------------------------------------------
   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      345,830
   -----------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $424,734
   =============================================================================

   (1) Dividends are net of foreign withholding taxes of $3,315,000.

   STATEMENT OF CHANGES IN NET ASSETS

   This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

   ----------------------------------------------------------------------------
                                                 INTERNATIONAL GROWTH PORTFOLIO
                                                 ------------------------------
                                                      SIX MONTHS           YEAR
                                                           ENDED          ENDED
                                                   FEB. 28, 1997  AUG. 31, 1996
                                                           (000)          (000)
   ----------------------------------------------------------------------------
   INCREASE IN NET ASSETS
   OPERATIONS
      Net Investment Income                           $   13,874     $   56,078
      Realized Net Gain                                   65,030        245,794
      Change in Unrealized Appreciation
       (Depreciation)                                    345,830        161,918
                                                      -------------------------
         Net Increase in Net Assets
            Resulting from Operations                    424,734        463,790
                                                      -------------------------
   DISTRIBUTIONS
      Net Investment Income                              (61,181)       (47,382)
      Realized Capital Gain                             (177,103)       (49,751)
                                                      -------------------------
          Total Distributions                           (238,284)       (97,133)
                                                      -------------------------
   CAPITAL SHARE TRANSACTIONS(1)
      Issued                                           1,019,885      1,967,623
      Issued in Lieu of Cash Distributions               218,875         90,182
      Redeemed                                          (646,164)      (780,882)
                                                      -------------------------
         Net Increase from Capital
            Share Transactions                           592,596      1,276,923
   ----------------------------------------------------------------------------
      Total Increase                                     779,046      1,643,580
   ----------------------------------------------------------------------------
   NET ASSETS
      Beginning of Period                              4,997,225      3,353,645
                                                      -------------------------
      End of Period                                   $5,776,271     $4,997,225
   ============================================================================

   (1)Shares Issued (Redeemed)
      Issued                                              61,836        125,890
      Issued in Lieu of Cash Distributions                13,654          6,000
      Redeemed                                           (39,107)       (50,140)
                                                      -------------------------
         Net Increase in Shares Outstanding               36,383         81,750
   ============================================================================


   FINANCIAL HIGHLIGHTS

   This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


   -----------------------------------------------------------------------------------------------------------------
                                                                                 INTERNATIONAL GROWTH PORTFOLIO
                                                                                     YEAR ENDED AUGUST 31,
   FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED     ---------------------------------------------
   THROUGHOUT EACH PERIOD                        FEBRUARY 28, 1997       1996       1995     1994     1993     1992
   -----------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                     $16.13     $14.70     $14.36   $12.02   $10.15   $10.31
   -----------------------------------------------------------------------------------------------------------------
   INVESTMENT OPERATIONS
      Net Investment Income                                    .03        .19        .20      .14      .12      .20
      Net Realized and Unrealized Gain (Loss)
          on Investments                                      1.26       1.65        .32     2.31     1.96     (.05)
                                                         -----------------------------------------------------------
          Total from Investment Operations                    1.29       1.84        .52     2.45     2.08      .15
                                                         -----------------------------------------------------------
   DISTRIBUTIONS
      Dividends from Net Investment Income                    (.19)      (.20)      (.18)    (.11)    (.21)    (.19)
      Distributions from Realized Capital Gains               (.55)      (.21)        --       --       --     (.12)
                                                         -----------------------------------------------------------
          Total Distributions                                 (.74)      (.41)      (.18)    (.11)    (.21)    (.31)
   -----------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                           $16.68     $16.13     $14.70   $14.36   $12.02   $10.15
   =================================================================================================================

   TOTAL RETURN                                              8.18%     12.72%      3.76%   20.44%   21.06%    1.49%
   =================================================================================================================

   RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Period (Millions)                  $5,776     $4,997     $3,354   $2,989   $1,477     $919
      Ratio of Total Expenses to
          Average Net Assets                                0.50%*      0.56%      0.59%    0.46%    0.59%    0.58%
      Ratio of Net Investment Income to
          Average Net Assets                                0.51%*      1.35%      1.53%    1.37%    1.27%    2.04%
      Portfolio Turnover Rate                                 21%*        22%        31%      28%      51%      58%
      Average Commission Rate Paid                          $.0009     $.0223        N/A      N/A      N/A      N/A
   -----------------------------------------------------------------------------------------------------------------

   *Annualized.

   NOTES TO FINANCIAL STATEMENTS

   Vanguard International Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers which may subject it to investment risks not normally associated with investing in securities of United States corporations.

   A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FORWARD CURRENCY CONTRACTS: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

      4. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

   B. Under a contract that expires March 31, 1998, the Portfolio pays Schroder Capital Management International an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International-Europe, Australasia, Far East Index. For the six months ended February 28, 1997, the advisory fee represented an effective annual basic rate of 0.14% of the Portfolio's average net assets before an increase of $786,000 (an annual rate of 0.03%) based on performance.

   C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the board of directors. At February 28, 1997, the Portfolio had contributed capital of $471,000 to Vanguard (included in Other Assets), representing 2.4% of Vanguard's capitalization. The Portfolio's directors and officers are also directors and officers of Vanguard.


   D. During the six months ended February 28, 1997, the Portfolio purchased $913,946,000 of investment securities and sold $559,365,000 of investment securities other than temporary cash investments.

      During the six months ended February 28, 1997, the Portfolio realized net foreign currency losses of $159,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

   E. At February 28, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,131,702,000, consisting of unrealized gains of $1,303,420,000 on securities that had risen in value since their purchase and $171,718,000 in unrealized losses on securities that had fallen in value since their purchase.

      At February 28, 1997, the Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:


      -------------------------------------------------------------------------
                                                        (000)
                           ----------------------------------------------------
                             CONTRACT AMOUNT
                           --------------------
      CONTRACT              FOREIGN      U.S.    MARKET VALUE IN    UNREALIZED
      SETTLEMENT DATE      CURRENCY     DOLLARS   U.S. DOLLARS     APPRECIATION
      -------------------------------------------------------------------------
      Deliver:
      3/17/97    CHF        323,000     $248,605     $219,666         $29,339
      -------------------------------------------------------------------------

      CHF--Swiss francs.

      The Portfolio had net unrealized foreign currency losses of $562,000 resulting from the translation of other assets and liabilities at February 28, 1997.

   F. The market value of securities on loan to broker/dealers at February 28, 1997, was $635,631,000, for which the Portfolio held cash collateral of $671,541,000.


   All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
        and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
        Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
        Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
        Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emeritus of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
        American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
        University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
        NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
        Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
        Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
        Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q812-2/97